EXHIBIT 32.2


                CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER
          REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT
                       OF 1934 AND 18 U.S.C. SECTION 1350


         I, Eric Bello, Treasurer (principal financial officer) of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:


         (1) The Company's annual report on Form 10-K for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *




ERIC BELLO
---------------------------------------
Eric Bello
Treasurer (principal financial officer)


Date:    March 29, 2006